UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2007

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



      Nevada                         333-119034                    98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
               Suite 600 - 666 Burrard St., Park Place, Vancouver,
                        British Columbia, Canada V6C 2X8
                  Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On March 12, 2006, China Health Holdings, Inc (the "Company") agreed to issue 5,000,000 shares of the Company's common stock to Julianna Lu, the Company's Founder and Chief Executive Officer, as consideration for the forgiveness of loans in the aggregate amount of $300,000 previously advanced to the Company by Ms. Lu.

     As additional consideration, the Company agreed to issue to Ms. Lu, five year warrants to purchase 10,000,000 shares of the Company's common stock, exercisable at a price of $.10 and ten year warrants to purchase 10,000,000 shares of the Company's common stock exercisable at a price of $.20. The warrants have piggy back registration rights with respect to the shares of common stock issuable upon exercise of the warrants. Upon exercise of the warrants and payment of the applicable exercise price, the shares of common stock shall be fully paid and non-assessable and shall have the same rights, including voting rights, as other shares of common stock of the Company.

     The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") with respect to the foregoing, pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.




ITEM 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit Number     Description
------------------ -------------------------------------------------------------
4.1                $0.10  Warrant

4.2                $0.20 Warrant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              China Health Holding, Inc.


Date: March 15, 2007                          /s/ Julianna Lu
                                              ---------------------------
                                              Julianna Lu
                                              Chief Executive Officer